WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
WILMINGTON BROAD MARKET BOND FUND
WILMINGTON MUNICIPAL BOND FUND
(the “Funds”)
of WT Mutual Fund

Supplement dated March 7, 2007 to the Institutional Shares and A Shares Prospectuses and Statement
of Additional Information, each dated November 1, 2006.
The information in this Supplement contains additional information beyond that in the Institutional Shares and A Shares Prospectuses and Statement of Additional Information of the Funds, each dated November 1, 2006, and should be read in conjunction with those Prospectuses and Statement of Additional Information.
The following information replaces the first paragraph after the heading “Principal Investment Strategies” of the Institutional Shares prospectus and of the A Shares prospectus:
The Wilmington Short/Intermediate-Term Bond Fund will normally invest at least 85% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 15% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).
In addition, the second paragraph under the heading “Fund Composition” in both the Institutional and A Shares prospectuses should be deleted and be replaced with the following:
Except as described below, the Funds invest in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody’s Investor Service, Inc. or Standard & Poor’s Corporation. If securities are not rated, then the investment adviser must determine that they are of comparable quality. The Wilmington Board Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks. The Wilmington Short/Intermediate-Term Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks.
The table following “Fund Composition” should indicate that the Wilmington Short/Intermediate-Term Bond Fund may purchase high yield bonds.
In the Statement of Additional Information, the first paragraph under the “Non-Investment Grade Securities” should be deleted and replaced with the following:

The Wilmington Short/Intermediate-Term Bond Fund and the Wilmington Broad Market Bond Fund may invest in non-investment grade or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.”
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.